EXECUTION VERSION

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS SECURITIES PURCHASE AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***], PURSUANT TO REGULATION S-K ITEM 601(B) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS: (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of October 15, 2026, by and among First Tracks Biotherapeutics, Inc., a Delaware corporation (the “Company”), and each of the entities listed on Exhibit A attached to this Agreement (each, an “Investor” and together, the “Investors”).

WHEREAS, the Company and the Investors are executing and delivering this Agreement with respect to the Securities (as defined below) to be sold by the Company in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act (as defined below);

WHEREAS, the Company desires to sell to the Investors, and each Investor desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, shares (the “Shares” or the “Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, contemporaneously with the sale of the Securities, the Company and the Investors hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B, pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the Securities Act and applicable state securities laws.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Investor, severally and not jointly, agree as follows:

1.
Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that the Affiliates of any Person that is an investment fund shall not include any portfolio companies of such investment fund or any affiliated investment fund.

“Aggregate Purchase Amount” has the meaning set forth in Section 2.3.

“Agreement” has the meaning set forth in the preamble.

“Amended and Restated Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as in effect as of the date of this Agreement.

“Benefit Plan” or “Benefit Plans” means employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company is obligated to contribute for employees or former employees of the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals.

“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning set forth in the preamble.

“Company Presentation” means that certain Corporate Presentation of the Company, dated October 2026, as provided to the Investors prior to the date hereof.

“Confidential Data” has the meaning set forth in Section 3.30.

“DGCL” has the meaning set forth in Section 8.3.

“Disclosure Document” has the meaning set forth in Section 5.3.

“Drug Regulatory Agency” means the U.S. Food and Drug Administration (“FDA”) or other foreign, state, local or comparable governmental authority responsible for regulation of the research, development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of drug or biological products and drug or biological product candidates.

“Engagement Letters” means (a) the engagement letter, dated as of October 9, 2026, between the Company and the Placement Agents relating to the transactions contemplated by this Agreement and as amended from time to time.

“Environmental Laws” has the meaning set forth in Section 3.15.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“EU” has the meaning set forth in Section 3.21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDA” has the meaning set forth within the definition of “Drug Regulatory Agency”.

“Financial Statements” has the meaning set forth in Section 3.8(b).

“Form 10” means the Company’s Registration Statement on Form 10 (File No. 001-43177), as amended, filed with the SEC and declared effective by the SEC on April 1, 2026.

“Fundamental Representations” means the representations and warranties made by the Company in Sections 3.1 (Organization and Power), 3.2 (Capitalization), 3.4 (Authorization), 3.5 (Valid Issuance), 3.6 (No Conflict), 3.7 (Consents), 3.8 (SEC Filings; Financial Statements), 3.18 (Nasdaq Stock Market), 3.19 (Sarbanes-Oxley Act), 3.23 (Price Stabilization of Common Stock), 3.24 (Investment Company Act), 3.25 (General Solicitation; No Integration or Aggregation), 3.26 (Brokers and Finders), 3.27 (Reliance by the Investors), and 3.28 (No Additional Agreements).

“GAAP” has the meaning set forth in Section 3.8(b).

“GDPR” has the meaning set forth in Section 3.31.

“Governmental Authority” means any court, nation, government, agency, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government and Nasdaq (or other securities exchange).

“Governmental Authorizations” has the meaning set forth in Section 3.11.

“Health Care Laws” has the meaning set forth in Section 3.21.

“HIPAA” has the meaning set forth in Section 3.21.

“Indemnified Persons” has the meaning set forth in Section 5.9(a).

“Intellectual Property” has the meaning set forth in Section 3.12.

“Investor” and “Investors” have the meanings set forth in the preamble.

“Investor Majority” means Investors whose Aggregate Purchase Amount collectively represent at least a majority in interest of the Shares being purchased by all Investors, which majority shall include any Investor who, together with any affiliated or related funds or commonly managed funds, has an Aggregate Purchase Amount of at least $80.0 million.

“IT Systems” has the meaning set forth in Section 3.30.

“Lock-up Agreements” means the Lock-up Agreements, to be delivered by the directors and officers of the Company listed on Schedule A hereto, in the form attached hereto as Exhibit C.

“Material Adverse Effect” means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, properties, assets, liabilities, stockholders’ equity or results of operations of the Company, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Agreements, or with respect to the Closing, or would reasonably be expected to do so.

“Nasdaq” means the Nasdaq Stock Market LLC.

“National Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, together with any successor thereto: the NYSE American, The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market and The Nasdaq Capital Market.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Personal Data” has the meaning set forth in Section 3.30.

“Placement Agents” means Leerink Partners LLC, Piper Sandler & Co., UBS Securities LLC and Wells Fargo Securities, LLC.

“Privacy Statements” has the meaning set forth in Section 3.31.

“Process” or “Processing” has the meaning set forth in Section 3.31.

“Registration Rights Agreement” means the Registration Rights Agreement, to be entered into at the Closing by and among the Company and the Investors, in the form attached hereto as Exhibit B.

“Regulatory Agencies” has the meaning set forth in Section 3.20.

“Restated Bylaws” means the Restated Bylaws of the Company, as in effect as of the date of this Agreement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” means (a) the Company’s most recently filed Annual Report on Form 10-K, if any, (b) all Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year and prior to the execution of this Agreement, and (c) the Form 10, together in each case with any documents incorporated by reference therein or exhibits thereto.

“Securities” has the meaning set forth in the recitals.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Share Price” means $32.75.

“Shares” has the meaning set forth in the recitals.

“Short Sales” include, without limitation, (a) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (b) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Spin-Off” means the distribution by AnaptysBio, Inc., a Delaware corporation, of all of the outstanding shares of the Common Stock to its stockholders on a pro rata basis, which was completed on April 20, 2026.

“Studies” has the meaning set forth in Section 3.20.

“Tax” or “Taxes” means any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company or its subsidiaries (if any) including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties.

“Tax Returns” means returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

“Transaction Agreements” means this Agreement and the Registration Rights Agreement.

“Transfer Agent” means, with respect to the Common Stock, Equiniti Trust Company, LLC or such other financial institution that provides transfer agent services as the Company may engage from time to time.

2.
Purchase and Sale of Securities.
2.1
Purchase and Sale. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, the number of Shares, for the aggregate purchase price, set forth opposite the Investor’s name on Exhibit A. The purchase price per Share is equal to the Share Price.
2.2
[Reserved].
2.3
Closing. Subject to the satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2 of this Agreement, the closing of the purchase and sale of the Securities (the “Closing” and the date on which the Closing occurs, the “Closing Date”) shall occur remotely via the exchange of documents and signatures at such time as agreed to by the Company and the Investors but in no event (i) earlier than the second Business Day after the date of this Agreement or (ii) later than the seventh Business Day after the date of this Agreement, or such later date as the Company and the Investors may agree. At the Closing, the Securities shall be issued by the Company and registered in the name of the applicable Investor, or in such nominee name(s) as designated by such Investor, representing the number of Securities to be purchased by such Investor at such Closing as set forth in Exhibit A, in each case against payment to the Company of the purchase price therefor (the “Aggregate Purchase Amount”) in full, by wire transfer to the Company, of immediately available funds, at or prior to the Closing, in accordance with wire instructions provided by the Company to the Investors at least one Business Day prior to the Closing. On the Closing Date, the Company will cause the Transfer Agent to issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.10 hereof) and the Company shall provide evidence of such issuance from the Company’s Transfer Agent as soon as reasonably practicable following the Closing Date to each Investor. In the event that the Closing has not occurred within one Business Day after the expected Closing Date, unless otherwise agreed by the Company and such Investor, the Company shall promptly (but no later than one Business Day thereafter) return the previously wired Aggregate Purchase Amount to each respective Investor by wire transfer of United States dollars in immediately available funds to the account specified by each Investor, and any book entries for the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 7, such return of funds shall not terminate this Agreement or relieve such Investor of its obligation to purchase, or the Company of its obligation to issue and sell, the Securities at the Closing.

3.
Representations and Warranties of the Company. Except as set forth in the SEC Reports (other than as to the Fundamental Representations, which are not so qualified), the Company hereby represents and warrants to each of the Investors and each Placement Agent that the statements contained in this Section 3 are true and correct as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date).
3.1
Organization and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and described in the SEC Reports and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect. The Company has no subsidiaries.
3.2
Capitalization. The Company’s disclosure of its authorized, issued and outstanding capital stock in the SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such SEC Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. Except as contemplated by the Transaction Agreements or the Company’s equity compensation plans and arrangements disclosed in the SEC Reports, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
3.3
Registration Rights. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.
3.4
Authorization. The Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements, including the issuance and sale of the Securities.

All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Shares, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein, including the issuance and sale of the Securities, has been taken. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each Investor of this Agreement and that this Agreement constitutes the legal, valid and binding agreement of each Investor, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon its execution by the Company and the other parties thereto and assuming that it constitutes legal, valid and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
3.5
Valid Issuance. The Shares being purchased by the Investors hereunder have been duly and validly authorized and, upon issuance pursuant to the terms of this Agreement against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Lock-up Agreements or restrictions on transfer under applicable state and federal securities laws), and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Stock. The issuance and delivery of the Shares does not and will not, (a) obligate the Company to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Investors) pursuant to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company. Subject to the accuracy of the representations and warranties made by the Investors in Section 4, the offer and sale of the Securities to the Investors is, and will be, (i) exempt from the registration and prospectus delivery requirements of the Securities Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable securities laws of the states of the United States.
3.6
No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Agreements will not (i) violate any provisions of the Amended and Restated Certificate of Incorporation or Restated Bylaws, (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its properties or assets, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) or the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
3.7
Consents. Assuming the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities and the performance by the Company of its other obligations under the Transaction Agreements, except (a) as have been or will be obtained or made under the Securities Act or the Exchange Act, (b) the filing of any requisite notices and/or application(s) to the National Exchange for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (c) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the Shares by the Company in the manner contemplated herein, which will be filed on a timely basis, (d) the filing of the registration statement required to be filed by the Registration Rights Agreement, or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.
3.8
SEC Filings; Financial Statements.
(a)
The Company has timely filed or furnished all forms, statements, certifications, schedules, reports and documents required to be filed or furnished by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act since the closing of the Spin-Off. As of the time it was filed or furnished with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Exchange Act, and, as of the time they were filed or furnished, none of the filed SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review. Any interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto. At the time it was provided to the Investors, the Company Presentation did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer subject to Rule 144(i) under the Securities Act.

(b)
The combined financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the combined financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, and have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods therein specified (except as otherwise noted therein, and except that any unaudited financial statements may not contain certain footnotes and are subject to normal and recurring year-end adjustments). Except as set forth in the Financial Statements filed prior to the date of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.
3.9
Absence of Changes. Since June 30, 2026, (a) the Company has conducted its business only in the ordinary course of business and there have been no material transactions entered into by the Company (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto); (b) no material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject has been entered into that has not been disclosed in the SEC Reports; and (c) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under this Section 3.9:
(i)
any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company conducts business, provided that the Company is not disproportionately affected thereby;
(ii)
general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, provided that the Company is not disproportionately affected thereby;
(iii)
any change that generally affects industries in which the Company conducts business, provided that the Company is not disproportionately affected thereby;
(iv)
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, fires or other natural disasters, weather conditions, global pandemics, including the COVID-19 pandemic and related strains, epidemic or similar health emergency, and other force majeure events in the United States or any other location, provided that the Company is not disproportionately affected thereby;

(v)
national or international political or social conditions (or changes in such conditions), whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, provided that the Company is not disproportionately affected thereby;
(vi)
material changes in laws after the date of this Agreement; and
(vii)
in and of itself, any material failure by the Company to meet any published or internally prepared estimates of revenues, expenses, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(vi) of this Section 3.9).
3.10
Absence of Litigation. There is no action, suit, proceeding, arbitration, claim, investigation, charge, complaint or inquiry pending or, to the Company’s knowledge, threatened against the Company which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company that have had or would reasonably be expected to have a Material Adverse Effect. The Company and to the knowledge of the Company, each director or officer of the Company, is not, and within the last ten years has not been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.
3.11
Compliance with Law; Permits. The Company is not in violation of, or has not received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company has all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. The Company has not received any written (or, to the Company’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.
3.12
Intellectual Property. The Company owns, or has rights to use, all material inventions, patents, trademarks, trade names, service names, service marks, copyrights, trade secrets, know how (including unpatented and/or unpatentable proprietary or confidential information) and other material intellectual property necessary for, or used in the conduct of its business (including as described in the SEC Reports) (collectively, “Intellectual Property”), except where any failure to own, possess or acquire such Intellectual Property has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No material Intellectual Property owned by the Company has been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property owned by the Company (other than licenses granted by the Company to such third party in the ordinary course of business); and (ii) there is no infringement by third parties of any Intellectual Property owned by the Company, except, in each case ((i) through (ii) (inclusive)), which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. No action, suit, or other proceeding is pending, or, to the Company’s knowledge, is threatened: (A) challenging the Company’s rights in or to any material Intellectual Property owned by the Company; (B) challenging the validity, enforceability or scope of any material Intellectual Property owned by the Company; or (C) alleging that the Company infringes, misappropriates, or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others in any material respect, except, in each case ((A) through (C) (inclusive)), which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and to the Company’s knowledge all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property.
3.13
Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company is in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.
3.14
Taxes. The Company has filed all federal, state and foreign income Tax Returns and other Tax Returns required to have been filed under applicable law (or extensions have been duly obtained) and have paid all Taxes required to have been paid by it, except for those which are being contested in good faith and except where failure to file such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No assessment in connection with United States federal tax returns has been made against the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no liens for material Taxes on any of the assets of the Company, other than statutory liens for current Taxes not yet due or for which adequate reserves have been set aside in accordance with GAAP. At all times since inception, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes. The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the period specified in Code Section 897(c)(1)(A)(ii).
3.15
Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except, in each case, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not received since January 1, 2026, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other Person, that alleges that the Company is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s compliance with any Environmental Law in the future, except, in each case, where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (i) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company has received since January 1, 2026, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company is not in compliance with or violated any Environmental Law relating to such property and (ii) the Company has no material liability under any Environmental Law.
3.16
Title. The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not materially and adversely interfere with the use made and proposed to be made of such property by the Company, as the case may be. Any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, as the case may be.
3.17
Insurance. The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its real and personal properties (owned or leased) and tangible assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms of such insurance policies. Other than customary end-of-policy notifications from insurance carriers, since January 1, 2026, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.
3.18
Nasdaq Stock Market. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “TRAX”. The Company is in compliance with all listing requirements of Nasdaq applicable to the Company. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC, respectively, to terminate the listing of the Common Stock on Nasdaq or to deregister the Common Stock under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.
3.19
Sarbanes-Oxley Act. The Company is, and since the closing of the Spin-Off has been, in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder.
3.20
Clinical Data and Regulatory Compliance. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) being conducted by or on behalf of, or sponsored by, the Company that are described in, or the results of which are referred to in, the SEC Reports were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; (ii) each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company has no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; (iii) the Company has made all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”) for the conduct of its business as described in the SEC Reports; (iv) the Company has not received any notice of, or correspondence from, any of the Regulatory Agencies requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the SEC Reports; and (v) the Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.
3.21
Compliance with Health Care Laws. The Company is in compliance in all material respects with all Health Care Laws to the extent applicable to the current business of the Company or any of its respective activities. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)); (iii) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.) (collectively, “HIPAA”); (iv) the Patient Protection and Affordable Care Act of 2010, as

amended by the Health Care and Education Reconciliation Act of 2010; (v) the European Union (“EU”) Clinical Trials Regulation (Regulation (EU) No. 536/2014); (vi) the EU Regulation regarding community procedures for authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency (Regulation (EC) No. 726/2004); (vii) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; (viii) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company, and (ix) the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. The Company has not received written or, to the Company’s knowledge, oral notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws. To the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened. The Company has filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). The Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its employees, officers, directors, or, to the knowledge of the Company, agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension, or exclusion.
3.22
Accounting Controls and Disclosure Controls and Procedures. The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to comply with the requirements of the Exchange Act applicable to the Company and provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that the Company will maintain records that in reasonable detail accurately and fairly reflect the Company’s transactions and dispositions of assets, (ii) that transactions will be recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures will be made only in accordance with authorizations of management and the Board of Directors and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as disclosed in the Company’s SEC Reports filed prior to the date of this Agreement, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
3.23
Price Stabilization of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Shares.
3.24
Investment Company Act. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.
3.25
General Solicitation; No Integration or Aggregation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the offer and sale of the Securities pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of Nasdaq. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 4, neither the Company nor any of its Affiliates nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.
3.26
Brokers and Finders. Other than the Placement Agents, neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.
3.27
Reliance by the Investors. The Company has a reasonable basis for making each of the representations set forth in this Section 3. The Company acknowledges that each of the Investors will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.
3.28
No Additional Agreements. There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Agreements, including any agreements or understandings (including written summaries of any oral understandings) with any other Investor or potential investor with respect to the purchase of securities of the Company which include terms and conditions (economic or otherwise) that are materially more advantageous to any such other investor or potential investor (as compared to each Investor).

3.29
Anti-Bribery and Anti-Money Laundering Laws. The Company, and, to the knowledge of the Company, each of its officers, directors, supervisors, managers, agents or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope; (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder; or (C) except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control.
3.30
Cybersecurity. The Company’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company as currently conducted, and are free and clear of all material Trojan horses, time bombs, malware and other malicious code. The Company has implemented and maintains commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with its businesses and in its possession or control, and Personal Data (defined below), and the integrity, availability, operation, redundancy and security of its IT Systems. “Personal Data” means the following data used in connection with the Company’s business and in its possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number or bank information; (ii) information that identifies or may reasonably be used to identify an individual; (iii) any information that would qualify as “protected health information” under HIPAA; and (iv) any information that would qualify as “personal data,” “personal information” (or similar term) under the Privacy Laws (as defined below). To the Company’s knowledge, since the closing of the Spin-Off, there have been no material breaches, outages or unauthorized use of or access to the Company’s IT Systems, Confidential Data, or Personal Data that would require notification under applicable Privacy Laws.
3.31
Compliance with Data Privacy Laws. The Company is, and since January 1, 2024, has been, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation (“GDPR”) (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company, and the binding regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the “Privacy Laws”). To ensure material compliance with the Privacy Laws, the Company has in place, complies with, and takes all appropriate steps necessary to ensure compliance in all material respects with its published policies relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). The Company has, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, since the closing of the Spin-Off, provided adequate notice of its Privacy Statements then in effect to its customers, employees, third party vendors and representatives, as applicable. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws.
3.32
Transactions with Affiliates and Employees. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described.
3.33
Acknowledgement Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length Investor with respect to the Transaction Agreements and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Agreements and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Agreements and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities.
4.
Representations and Warranties of Each Investor. Each Investor, severally for itself and not jointly with any other Investor, represents and warrants to the Company and each Placement Agent that the statements contained in this Section 4 are true and correct as of the date of this Agreement and the Closing Date:
4.1
Organization. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.
4.2
Authorization. The Investor has all requisite corporate or similar power and authority to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of such Investor or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated in this Agreement has been taken. The execution, delivery and performance by such Investor of the Transaction Agreements to which such Investor is a party has been duly authorized and each has been duly executed. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.3
No Conflicts. The execution, delivery and performance of the Transaction Agreements by the Investor, the purchase of the Securities in accordance with their terms and the consummation by the Investor of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Investor (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Investor, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Investor or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or materially hinder the ability of the Investor to perform its obligations under the Transaction Agreements.
4.4
Residency. The Investor’s offices in which its investment decision with respect to the Securities was made are located at the address set forth on the Investor’s signature page to this Agreement or immediately below the Investor’s name on Exhibit A to this Agreement, as applicable, except as otherwise communicated by the Investor to the Company.
4.5
Brokers and Finders. The Investor has not retained or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.
4.6
Investment Representations and Warranties. The Investor hereby represents and warrants that, it as of the date of this Agreement is, if an entity, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities. The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.

4.7
Intent. The Investor is purchasing the Securities solely for the Investor’s own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Notwithstanding the foregoing, if the Investor is purchasing the Securities as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Investor has no present arrangement to sell the Securities to or through any person or entity. The Investor understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time.
4.8
Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described in this Agreement and contemplated hereby, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Investor acknowledges that the Investor is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company’s filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor’s entire investment in the Securities and the Investor acknowledges specifically that a possibility of total loss exists.
4.9
Independent Investment Decision. The Investor understands that nothing in the Transaction Agreements or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor’s sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
4.10
Securities Not Registered; Legends. The Investor acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Investor understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. The Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Investor’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. The Investor acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

The Investor understands that any certificates or book entry notations evidencing the Securities may bear one or more legends in substantially the following form and substance:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION), (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE (A) PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES OR (B) TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH, IN EITHER CASE, FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION). NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

In addition, the Securities may contain a legend regarding affiliate status of the Investor, if applicable, provided that the Company will notify the Investor in advance of Closing if such a legend is to be placed on its Securities.

4.11
No General Solicitation. The Investor acknowledges and agrees that the Investor is purchasing the Securities directly from the Company. Investor became aware of this offering of the Securities solely by means of direct contact from the Placement Agents or directly from the Company as a result of a pre-existing, substantive relationship with the Company or the

Placement Agents, and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to Investor solely by direct contact between Investor, the Company, the Placement Agents and/or their respective representatives. Investor did not become aware of this offering of the Securities, nor were the Securities offered to Investor, by any other means, and none of the Company, the Placement Agents and/or their respective representatives acted as investment advisor, broker or dealer to Investor. The Investor is not purchasing the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.
4.12
Access to Information. In making its decision to purchase the Securities, such Investor has relied solely upon independent investigation made by such Investor, upon the SEC Reports and the Company Presentation and upon the representations, warranties and covenants set forth herein. Such Investor acknowledges and agrees that such Investor and the Investor’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities as the Investor and the Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities and that the Investor has independently made its own analysis and decision to invest in the Company. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
4.13
Certain Trading Activities. Other than consummating the transactions contemplated hereby, the Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Investor was first contacted by the Company or any other Person regarding the transaction contemplated hereby and ending immediately prior to the date of this Agreement. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Furthermore, in the case of an Investor whose investment advisor utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by the Company or its representatives, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Investor’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Investor’s investment advisor, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company on behalf of other funds or investment vehicles for which the Investor’s investment advisor is also an investment advisor or sub-advisor after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Investor’s investment advisor is also an investment advisor or sub-advisor was informed of the information regarding the transactions contemplated hereunder. Other than to other Persons party to this Agreement and to its advisors and agents who had a need to know such information, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.
5.
Covenants.
5.1
Further Assurances. Prior to the Closing, each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement. Each Investor acknowledges that the Company and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of such Investor, contained in this Agreement. Prior to the Closing, each Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 4 of this Agreement are no longer accurate, and the Company agrees to promptly notify each Investor and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 3 are no longer accurate.
5.2
Listing. The Company shall use commercially reasonable efforts to maintain the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use reasonable best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of Nasdaq. The Company shall also use its commercially reasonable efforts to take all steps necessary to cause the Shares to be approved for listing on the Nasdaq as promptly as possible. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through an established clearing corporation, including, without limitation, by timely payment of fees to such clearing corporation in connection with such electronic transfer.
5.3
Disclosure of Transactions. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement (provided that, if this Agreement is executed between midnight and 9:00 a.m., New York City time on any Business Day, no later than 9:01 a.m. on the date hereof), issue a press release and/or file with the SEC a Current Report on Form 8-K (including, if applicable, all exhibits thereto, the “Disclosure Document” and the time of the actual release of such press release and/or filing of such Current Report on Form 8-K, the “Disclosure Time”) disclosing (i) all material terms of the transactions contemplated hereby and by the other Transaction Agreements and, if the Disclosure

Document is a Current Report on Form 8-K, attaching this Agreement and the other Transaction Agreements as exhibits to such Disclosure Document, and (ii) all material non-public information concerning the Company and the transactions contemplated hereby disclosed to the Investors. Following the Disclosure Time, no Investor shall be in possession of any material non-public information concerning the Company disclosed to the Investors by the Company or its representatives. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting securities transactions. Notwithstanding anything in this Agreement to the contrary, the Company or its Affiliates shall not publicly disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any marketing materials (whether or not made publicly available), press release, public announcement or filing with the SEC (other than any registration statement contemplated by the Registration Rights Agreement, which shall be subject to review of the Investors in accordance with the terms of the Registration Rights Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities laws in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Agreements with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq, provided that the Company shall use commercially reasonable efforts to provide the Investors with prior written notice of and a reasonable opportunity to review such disclosure permitted under foregoing clauses (i) and (ii).
5.4
Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any National Exchange such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
5.5
Removal of Legends.
(a)
In connection with any sale, assignment, transfer or other disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor by notice to the Company, the Company shall instruct the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Investor, provided that the Company has timely received a completed investor representation letter from the Investor substantially in the form attached hereto as Exhibit D in connection therewith. The Company shall be responsible for the fees of the Transfer Agent, DTC and the Company’s legal counsel associated with such legend removal. Notwithstanding the foregoing, promptly following the one-year anniversary of the Closing, the Company shall remove any legend from the book entry position evidencing the Shares then held by non-Affiliates of the Company, provided that the Company has timely received a completed investor representation letter from the Investor substantially in the form attached hereto as Exhibit D.
(b)
In addition, without limiting Section 5.5(a), and subject to receipt from the Investor by the Company and the Transfer Agent of customary representations as may reasonably be required in accordance with applicable law in connection therewith, upon the earliest of such time as the Shares (i) have been registered under the Securities Act pursuant to an effective registration statement; (ii) have been sold pursuant to Rule 144 (in which case the provisions of Section 5.5(a) shall apply), or (iii) are eligible for resale under Rule 144(b)(1) without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor provision), the Company shall, in accordance with the provisions of this Section 5.5(b), (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. . Any Shares subject to legend removal under this Section 5.5 may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the DTC System as directed by such Investor. The Company shall be responsible for the fees of the Transfer Agent, DTC and the Company’s legal counsel associated with such legend removal.
5.6
Withholding Taxes. Each Investor agrees to furnish the Company with any information, representations and forms as shall reasonably be requested by the Company from time to time to assist the Company in complying with any applicable tax law (including any withholding obligations).
5.7
Fees and Commissions. The Company shall be solely responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by an Investor) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agents.
5.8
No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Agreements.
5.9
Indemnification.
(a)
The Company agrees to indemnify and hold harmless each Investor and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisors and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Indemnified Person may become subject (A) as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction

Agreements, or (B) as a result of or arising out of any action, claim or proceeding, pending or threatened, against any Indemnified Person in any capacity by any third party (including a stockholder of the Company, whether directly or in a derivative capacity who is not an Affiliate of the Indemnified Person) with respect to the transactions contemplated by the Transaction Agreements, and in each case will reimburse any such Indemnified Person for all such amounts as they are incurred by such Indemnified Person except to the extent such amounts have been finally judicially determined to have resulted from such Indemnified Person’s fraud or willful misconduct.
(b)
Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, consent to entry of any judgment or enter into any settlement.
5.10
Subsequent Equity Sales. From the date of this Agreement until the earlier of (a) forty-five (45) days after the Closing Date and (b) the Business Day immediately following the effective date of the registration statement filed pursuant to the Registration Rights Agreement, the Company shall not (A) issue shares of Common Stock or Common Stock Equivalents, (B) effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock or (C) file with the SEC a registration statement under the Securities Act relating to any shares of Common Stock or Common Stock Equivalents, except pursuant to the terms of the Registration Rights Agreement. Notwithstanding the foregoing, the provisions of this Section 5.10 shall not apply to (i) the issuance of the Securities hereunder, (ii) the issuance of Common Stock or Common Stock Equivalents upon the conversion, exercise or vesting of any securities of the Company outstanding on the date of this Agreement or outstanding pursuant to clause (iii) below, (iii) the issuance of any Common Stock or Common Stock Equivalents pursuant to any Company stock-based compensation plans or in accordance with Nasdaq Stock Market Rule 5635(c)(4), or (iv) the filing of a registration statement on Form S-8 under the Securities Act to register the offer and sale of securities on an equity incentive plan or employee stock purchase plan.
5.11
[Reserved].
6.
Conditions of Closing.
6.1
Conditions to the Obligation of the Investors. The several obligations of each Investor to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:
(a)
Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all respects as of the date hereof except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date, and the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing Date, as though made on and as of such date, except for the Fundamental Representations and those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date.
(b)
Performance. The Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.
(c)
Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities, all of which shall be in full force and effect.
(d)
Transfer Agent. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Shares at the Closing.
(e)
Adverse Changes. Since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect on the Company.
(f)
Opinion of Company Counsel. The Company shall have delivered to the Placement Agents with respect to the Shares a customary no registration opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated as of the Closing Date.
(g)
Compliance Certificate. An authorized officer of the Company shall have delivered to the Investors at the Closing Date a certificate in customary form and substance to be reasonably agreed upon with the Investors certifying that the conditions specified in Sections 6.1(a) (Representations and Warranties), 6.1(b) (Performance), 6.1(c) (Consents), 6.1(d) (Transfer Agent), 6.1(e) (Adverse Changes), 6.1(j) (Listing Requirements), and 6.1(k) (No Injunction) of this Agreement have been fulfilled.
(h)
Officer’s Certificate. An authorized officer of the Company shall have delivered to the Investors at the Closing Date a certificate certifying (i) the Amended and Restated Certificate of Incorporation; (ii) the Restated Bylaws; and (iii) resolutions of the Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Agreements, the transactions contemplated by this Agreement and the issuance of the Securities.
(i)
Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement to the Investors.
(j)
Listing Requirements. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of the Closing Date, by the SEC or the National Exchange from trading thereon nor shall suspension by the SEC or the National Exchange have been threatened, as of the Closing Date, in writing by the SEC or the National Exchange; and the Company shall, to the extent required, have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and Nasdaq shall have raised no objection to such notice and the transactions contemplated hereby.
(k)
No Injunction. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Agreements.
(l)
Lock-up Agreements. The Company shall have delivered or caused to be delivered to the Investors the Lock-up Agreements.
(m)
Payment. Except as may be agreed to among the Company and one or more Investors in accordance with Section 2.3, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each other Investor at the Closing as set forth in Exhibit A.
6.2
Conditions to the Obligation of the Company. The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Investor the Securities to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent:
(a)
Representations and Warranties. The representations and warranties of each Investor in Section 4 hereto shall be true and correct on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date and consummation of the

Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Agreement as of the Closing Date.
(b)
Performance. Each Investor shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to the Closing Date.
(c)
Listing Requirements. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of the Closing Date, by the SEC or the National Exchange from trading thereon nor shall suspension by the SEC or the National Exchange have been threatened, as of the Closing Date, in writing by the SEC or the National Exchange.
(d)
Minimum Sale of Shares. The sale of Shares at the Closing shall result in aggregate gross proceeds to the Company of at least $110,000,000.
(e)
Injunction. The purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation.
(f)
Registration Rights Agreement. Each Investor shall have executed and delivered the Registration Rights Agreement to the Company in the form attached as Exhibit B.
(g)
Payment. Except as may be agreed to among the Company and such Investor in accordance with Section 2.3, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by such Investor at the Closing as set forth in Exhibit A.
7.
Termination.
7.1
Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:
(i)
Upon the mutual written consent of the Company and the Investor Majority;
(ii)
By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;
(iii)
By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Investor; or
(iv)
By either the Company or an Investor (with respect to itself only) if the Closing has not occurred on or prior to the seventh Business Day following the date of this Agreement or such later date as the Company and such Investor may agree;

provided, however, that, in the case of clauses (ii) and (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Agreements if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

7.2
Notice. In the event of termination by the Company or an Investor of its obligations to effect the Closing pursuant to Section 7.1, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Agreements or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Agreements.
8.
Miscellaneous Provisions.
8.1
Public Statements or Releases.

.Except as set forth in and subject to compliance with Section 5.3, neither the Company nor any Investor shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior consent of the other party (which consent shall not be unreasonably withheld). [1]

8.2
Notices.

Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, provided no rejection or undeliverable notice is received, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

(a)
If to the Company, addressed as follows:

First Tracks Biotherapeutics, Inc.

10770 Wateridge Circle, Suite 210

San Diego, CA 92121
Attention: Dan Faga
Email: dfaga@firsttracksbio.com

with a copy (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas

New York, New York 10019-6064

Attention: Benjamin M. Goodchild

Tim Cruickshank

Christodoulos Kaoutzanis
Email: BGoodchild@paulweiss.com

tcruickshank@paulweiss.com

ckaoutzanis@paulweiss.com

(b)
If to any Investor, at its address or e-mail address set forth on its signature page to this Agreement or on Exhibit A, or such address as subsequently modified by written notice given in accordance with this Section 8.2.

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

8.3
Consent to Electronic Notice. Subject to applicable requirements under applicable federal and state securities law, each Investor consents to the delivery of any stockholder notice pursuant to Section 232 of the Delaware General Corporation Law, as amended or superseded from time to time (the “DGCL”), at the e-mail address set forth below the Investor’s name on the signature page to this Agreement, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.
8.4
Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
8.5
Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury.
(a)
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.
(b)
The Company and each of the Investors hereby irrevocably and unconditionally:
(i)
submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of any state court or United States Federal court sitting in the Borough of Manhattan, City of New York in the State of New York;
(ii)
consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;
(iii)
agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.2 or at such other address of which the other party shall have been notified pursuant thereto;
(iv)
agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;
(v)
agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;
(vi)
agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and
(vii)
irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.
8.6
Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.
8.7
Expenses. Except as expressly set forth in the Transaction Agreements to the contrary, each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Securities and the consummation of the transactions contemplated thereby; provided, however, that the Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes (other than income taxes) and duties levied in connection with the delivery of any Securities to the Investors. The Company shall pay all Placement Agents fees relating to or arising out of the transactions contemplated by this Agreement, subject to limitations set forth in the Engagement Letter.
8.8
Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of an Investor, and (y) the

Investors, in the case of the Company, provided that an Investor may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its Affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Investor (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.
8.9
Confidential Information.
(a)
Each Investor covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to such Investor are publicly disclosed by the Company or its Affiliates, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Investor’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.
(b)
The Company may request from the Investors such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Securities, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company and its Affiliates agree to keep any such information provided by the Investor confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq. The Investor acknowledges that the Company and its Affiliates may file a copy of this Agreement and the Registration Rights Agreement with the SEC as exhibits to a periodic report or a registration statement of the Company.
8.10
Reliance by and Exculpation of Placement Agents.
(a)
Each Investor agrees for the express benefit of the Placement Agents, each of their respective Affiliates and representatives that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents, each of their respective Affiliates or representatives, in making its investment or decision to invest in the Company, (ii) the Placement Agents are acting solely as placement agents in connection with the transactions contemplated hereby and are not acting as an underwriter, initial purchaser, dealer or in any other such capacity and are not and shall not be construed as a fiduciary for such Investor, (iii) the Placement Agents, each of their respective Affiliates and representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of the Securities or any other matter concerning the Company or the transactions contemplated hereby, and the Investor will not rely on any statements made by the Placement Agents, orally or in writing, to the contrary, (iv) the Investor will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (v) the Investor will be purchasing Securities based on the results of its own due diligence investigation of the Company and the Placement Agents and each of their respective directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Securities, or the accuracy, completeness, or adequacy of any information supplied to the Investor by the Company, (vi) the Investor has negotiated the offer and sale of the Securities directly with the Company, and the Placement Agents will not be responsible for the ultimate success of any such investment and (vii) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Investor further represents and warrants to the Placement Agents that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 8.10 shall survive any termination of this Agreement.
(b)
The Company agrees and acknowledges that the Placement Agents may rely on its representations, warranties, agreements and covenants contained in this Agreement and each Investor agrees that the Placement Agents may rely on such Investor’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agents.
(c)
None of the Placement Agents nor any of their respective Affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, enforceability, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Agreements or in connection with any of the transactions contemplated therein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by the Transaction Agreements or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Agreements, except in each case for such party’s own gross negligence or willful misconduct.
(d)
The Company agrees that the Placement Agents, each of their respective Affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as the Placement Agents hereunder pursuant to the indemnification provisions set forth in the Engagement Letters.
8.11
Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby, except as expressly set forth in this Agreement. Notwithstanding the foregoing, (i) the Placement Agents are intended third-party beneficiaries of the representations and warranties of the Company and of each Investor set forth in Section 3, Section 4 and Section 8.10, respectively, of this Agreement and (ii) the Indemnified Persons are intended third-party beneficiaries of Section 5.9.
8.12
Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. It is expressly understood that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors. The Company acknowledges and each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor also acknowledges that Paul, Weiss, Rifkind, Wharton & Garrison LLP has not rendered legal advice to such Investor. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Investors with the same terms and Transaction Agreements for the convenience of the Company and not because they were required or requested to do so by any Investor.
8.13
Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
8.14
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.
8.15
Entire Agreement; Amendments. This Agreement and the other Transaction Agreements (including all schedules and exhibits hereto and thereto), together with any side letter agreements with any of the Investors, constitute the entire agreement between the parties hereto respecting the subject matter of this Agreement and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter of this

Agreement, whether written or oral. No amendment, modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Investor Majority; provided that prior to the Closing, the consent of all Investors shall be required. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. The Company, on the one hand, and each Investor, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by such Investor or the Company, respectively, with any term or provision of this Agreement or any condition hereto to be performed, complied with or satisfied by such Investor or the Company, respectively. Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of this Section 8.15 shall be valid without the prior written consent of the Placement Agents, which consent may be granted or withheld in the sole discretion of the Placement Agents. In addition, no consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all Investors.
8.16
Survival. The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing until the applicable statute of limitations or in accordance with their respective terms, if a shorter period. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
8.17
Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.
8.18
Arm’s Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

FIRST TRACKS BIOTHERAPEUTICS, INC.

By: /s/ Daniel Faga

Name: Daniel Faga

Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INVESTOR:

[NAME]

By:

Name:

Title:

Address:
[●]
Email: [●]

[Investor Signature Pages on File with the Company]

Schedule A

•
Daniel Faga
•
Ajim Tamboli
•
Benjamin Stone
•
Paul F. Lizzul, M.D., Ph.D.
•
Dennis Fenton, Ph.D.
•
Rita Jain, M.D.
•
Magda Marquet, Ph.D.
•
John Orwin
•
John Schmid
•
J. Anthony Ware, M.D.

EXHIBIT A

INVESTORS

[***]

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October [●], 2026, is entered into by and among First Tracks Biotherapeutics, Inc., a Delaware corporation (the “Company”), and the several investors signatory hereto (individually as an “Investor” and collectively together with their respective permitted assigns, the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and among the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Investors, and the Investors have agreed to purchase, severally and not jointly, the shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), set forth opposite such Investors’ names on Exhibit A to the Purchase Agreement, pursuant to the Purchase Agreement.

B. To induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

(b) “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act, relating to the terms of the offering of any portion of the Registrable Securities.

(c) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

(d) “Registrable Securities” means the Shares and any Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities upon the date on which the Investors shall have resold all the Registrable Securities covered by the Registration Statement pursuant to Rule 144 or pursuant to the Registration Statement.

(e) “Registration Expenses” means all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, the Financial Industry Regulatory Authority, Inc. or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance).

(f) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include any New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC.

(g) “Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

(h) “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, any taxes due on the disposition of the Registrable Securities, and all other similar fees and commissions relating to the Investors’ disposition of the Registrable Securities.

2. REGISTRATION.

(a) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than 30 days after the Closing Date (the “Filing Deadline”), prepare and file or confidentially submit with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all Registrable Securities. Before filing or submitting the Registration Statement, the Company shall furnish to the Investors a copy of the Registration Statement. The Investors and their respective counsel shall have at least three Business Days prior to the anticipated filing or submission date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related Prospectus, prior to its filing with or submission to the SEC. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (a) use commercially reasonable efforts to address in each such document prior to being so filed with or submitted to the SEC such comments as any Investor or its counsel reasonably propose, and (b) not file or submit any Registration Statement or Prospectus or any amendment or supplement thereto containing information regarding any Investor to which such Investor reasonably objects, unless such information is required to comply with any applicable law or regulation. The Investors shall furnish all information reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement.

(b) Effectiveness. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 60th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Company shall notify the Investor by e-mail as promptly as practicable, and in any event, within 24 hours, after the Registration Statement is declared effective or is supplemented and shall provide the Investor with copies of any Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors cease to hold any Registrable Securities covered thereby; or (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file or confidentially submit a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises (the “New Registration Filing Deadline”). The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (a) the 60th calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of such dates, the “New Registration Effectiveness Deadline”). The provisions of Section 2(a) and (b) shall apply to the New Registration Statement, except as modified hereby.

(d) Liquidated Damages. If (i) the Initial Registration Statement has not been filed by the Filing Deadline, (ii) the Initial Registration Statement has not been declared effective by the Effectiveness Deadline, (iii) the New Registration Statement has not been filed by the New Registration Filing Deadline, (iv) the New Registration Statement has not been declared effective by the New Registration Effectiveness Deadline or (v) after any Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding (1) any Allowed Delay (as defined below), (2) any Suspension Event (as defined below) or, (3) if the Registration Statement is on Form S-1, for a period of 20 days following the date on which the

Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K (a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount paid pursuant to the Purchase Agreement by such Investor for such Registrable Securities then held by such Investor for each 30-day period or pro rata for any portion thereof during which the failure continues (the “Blackout Period”), provided that no liquidated damages shall be payable if and to the extent to, despite best efforts by the Company to avoid a breach hereof, the Company’s failure was caused by a government shutdown resulting in the SEC’s inability to review or declare effective the Registration Statement. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid in cash no later than five Business Days after each such 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period (the “Blackout Period Payment Date”). Interest shall accrue at the rate of 1.0% per month on any such liquidated damages payments that shall not be paid by the Blackout Period Payment Date until such amount is paid in full. Notwithstanding the above, in no event shall the aggregate amount of liquidated damages (or interest thereon) paid under this Agreement to any Investor exceed, in the aggregate, 5.0% of the aggregate purchase price of the Shares purchased by such Investor under the Purchase Agreement. Notwithstanding anything in this Section 2(d) to the contrary, during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because any Investor fails to furnish information required to be provided pursuant to Section 2(a) or Section 4(a) within three Business Days of the Company’s request, any liquidated damages that would otherwise accrue as to such Investor only shall be tolled until such information is delivered to the Company.

(e) Allowable Delays. On no more than two occasions and for not more than 45 consecutive calendar days or for a total of not more than 75 calendar days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any Prospectus, in the event that the Board of Directors reasonably determines, in good faith and upon advice of outside legal counsel, that such delay or suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company in connection with the negotiation or consummation of a material transaction by the Company that is pending, that would require additional disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for preserving as confidential and the non-disclosure of which would be expected, in the reasonable determination of the Board of Directors, upon advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. Each Investor may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Investor not receive notices from the Company otherwise required by this Section 2; provided, however, that such Investor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from an Investor (unless subsequently revoked), (a) the Company shall not deliver any notices pursuant to this Section 2(e) to such Investor and such Investor shall no longer be entitled to the rights associated with any such notice and (b) each time prior to such Investor’s intended use of an effective Registration Statement, such Investor will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of an Allowed Delay was previously delivered (or would have been delivered but for the provisions of this Section 2(e)) and the related suspension period remains in effect, the Company will so notify such Investor, within one (1) Business Day of such Investor’s notification to the Company, by delivering to such Investor a copy of such previous notice of an Allowed Delay, and thereafter will provide such Investor with the related notice of the conclusion of such Allowed Delay immediately upon the conclusion thereof (which notices shall not contain any material nonpublic information or subject such Investor to any duty of confidentiality).

(f) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires any Investor to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel, which counsel shall be selected by the Required Investors, to review and oversee any registration or matters pursuant to this Section 2(f), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which any Investor’s counsel promptly and reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(f), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor (provided that, in the event an Investor withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Investor in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Investor to be named as an “underwriter” in such Registration Statement or such Investor otherwise consents in writing to being so named). Any cut-back imposed on the Investors pursuant to this Section 2(f) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that the date by which the Company is required to file the Registration Statement with respect to such Cut Back Shares shall be the tenth day following the Restriction Termination Date and the date by which the Company is required to have the Registration Statement effective with respect to such Cut Back Shares shall be the 55th day immediately after the Restriction Termination Date.

3. RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable

Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Investors of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or any subsequent supplement to a Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any Prospectus, as applicable, (a) as may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the distribution of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of the Investors and the Company, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Investors.

(c) Investor Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus, other than documents incorporated by reference, relating to any Investors, the Registrable Securities or the transactions contemplated hereby unless (A) such Investor and its counsel shall have been advised and afforded the opportunity to review and comment thereon at least three (3) Business Days prior to filing with the SEC and (B) the Company shall have given reasonable due consideration to any comments thereon received from such Investor or its counsel.

(d) Copies Available. The Company will furnish to any Investor whose Registrable Securities are included in any Registration Statement and its counsel copies of the Initial Registration Statement, any Prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor that are covered by such Registration Statement, in each case as soon as reasonably practicable upon such Investor’s request and in such quantities as such Investor may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to such Investor to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Investors promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (A) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any Prospectus or for any additional information; (B) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any Prospectus or prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (C) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any Prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any Prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any Prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Investors (and shall not so disclose to any Investor without such Investor’s prior written consent) the substance of specific reasons of any of the events set forth in clause (A) through (C) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred; provided that the Company shall not provide any material non-public information to the Investors in such notice. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any Prospectus or prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Investors, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any Prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (C) of the second sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume.

(f) Confirmation of Effectiveness. If reasonably requested by an Investor at any time in respect of any Registration Statement, the Company shall deliver to such Investor a written confirmation (email being sufficient) from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g) Listing. The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Stock Market LLC.

(h) Compliance. The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(i) Blue-Sky. The Company shall register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investors; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j) Rule 144. With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(k) Cooperation. The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

4. OBLIGATIONS OF THE INVESTORS.

(a) Investor Information. Each Investor shall provide a completed Investor Questionnaire in the form attached hereto as Exhibit B or such other information as reasonably requested by the Company and required in connection with the registration of the Registrable Securities (such questionnaire or other information provided, the “Questionnaire”). If the Company has not received such completed Questionnaire from an Investor within five Business Days of the Company’s request, the Company may file the Registration Statement without including such Investor’s Registrable Securities.

(b) Suspension of Sales. Each Investor, severally and not jointly with any other Investor, agrees that, upon receipt of any notice from the Company of the existence of an Allowed Delay or a Suspension Event as set forth in Section 3(e), such Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of a notice from the Company confirming the resolution of such Allowed Delay or Suspension Event and that such dispositions may again be made; provided, for the avoidance of doubt, that the foregoing shall not limit the right of the Investor to sell or otherwise dispose of the Registrable Securities pursuant to Rule 144 or any other exemption from the registration requirements of the Securities Act or to settle a transaction pursuant to a Registration Statement as to which a contract for such sale was entered into prior to such Investor’s receipt of the notice from the Company of the existence of the Allowed Delay or Suspension Event. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended securities to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, prior to such Investor’s receipt of the notice of an Allowed Delay or a Suspension Event and for which such Investor has not yet settled.

(c) Investor Cooperation. Each Investor, severally and not jointly with any other Investor, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or New Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

5. EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of an Investor shall be borne by such Investor.

6. INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, each Person, if any, who controls such Investor, the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of such Investor and each Person, if any, who controls such Investor within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement and reasonable and documented expenses, (collectively, “Indemnified Damages”) reasonably incurred in investigating, preparing, defending or participating as a witness in any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an Investor Indemnified Person is or may be a party thereto (“Claims”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Investor Indemnified Person promptly as such Indemnified Damages are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the relevant

Investor or such relevant Investor Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by such Investor or such Investor Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, in each case if the foregoing was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Investor Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Investor Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a Violation; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 8.

(b) In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, each Investor, severally and not jointly, agree to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereto was made in reliance upon and in conformity with information about the relevant Investor furnished in writing by such Investor to the Company for use in such Registration Statement and reviewed and approved in writing by such Investor or such Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by any Investor pursuant to Section 8.

(c) Promptly after receipt by an Investor Indemnified Person or a Company Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Investor Indemnified Person or Company Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Indemnified Person or the Company Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Investor Indemnified Person or the Company Indemnified Party for any legal or other expenses subsequently incurred by the Investor Indemnified Person or the Company Indemnified Party in connection with the defense thereof; provided, however, that an Investor Indemnified Person or Company Indemnified Party (together with all other Investor Indemnified Persons and Company Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable and documented fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnified Person or Company Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnified Person or Company Indemnified Party and any other party represented by such counsel in such proceeding.

(d) The Company Indemnified Party or Investor Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Indemnified Party or Investor Indemnified Person which relates to such action or claim.

(e) The indemnifying party shall keep the Company Indemnified Party or Investor Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent. No indemnifying party shall, without the consent of the Company Indemnified Party or Investor Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Company Indemnified Party or Investor Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or malfeasance by or on behalf of, the Company Indemnified Party or Investor Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Indemnified Party or Investor Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Indemnified Person or Company Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(f) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(g) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Indemnified Party or Investor Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Required Investors; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investor in connection with such transaction unless such securities are otherwise freely tradable by the Investor after giving effect to such transaction, and the prior written consent of the Required Investors shall not be required for such transaction.

An Investor may transfer or assign its rights hereunder, in whole or from time to time in part, to one or more Persons in connection with the transfer of not fewer than 75,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) Registrable Securities (including Registrable Securities issuable upon exercise of Warrants) by such Investor to such Person, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such Person agrees in writing to be bound by all of the provisions contained herein. Notwithstanding the foregoing, an Investor may transfer or assign its rights hereunder to an affiliate of such Investor or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Investor, without the prior written consent of the Company.

The provisions of this Agreement shall be binding upon and inure to the benefit of each Investor and its respective successors and permitted assigns.

9. AMENDMENTS AND WAIVERS.

(a) The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the Required Investors, provided that (1) any party may give a waiver as to itself, (2) any amendment, modification, supplement or waiver that disproportionately and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor or each Investor, as applicable, and (3) any amendments to Section 6, Section 7 or this Section 9 or to the definitions of “Filing Deadline”, “Effectiveness Deadline” or “Registration Period” shall require the written consent of each Investor. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Investors and that does not adversely directly or indirectly affect the rights of other Investors may be given by Investors holding all of the Registrable Securities to which such waiver or consent relates.

10. MISCELLANEOUS.

(a) Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day (in each case, without receipt of an undeliverable or similar notice), (c) three days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt:

i. If to the Company, addressed as follows:

First Tracks Biotherapeutics, Inc.

10770 Wateridge Circle, Suite 210

San Diego, CA 92121
Attention: Dan Faga

Email: dfaga@firsttracksbio.com

with a copy (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas, New York, NY 10019
Attention: Benjamin M. Goodchild; Timothy Cruickshank; Christodoulos Kaoutzanis
Email: bgoodchild@paulweiss.com; tcruickshank@paulweiss.com; ckaoutzanis@paulweiss.com

ii. If to any Investor, at its e-mail address or address set forth on its signature page to the Purchase Agreement or to such e-mail address, or address as subsequently modified by written notice given in accordance with this Section 10.

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

(b) Consent to Electronic Notice. Subject to applicable requirements under applicable federal and state securities laws, each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law, as amended or superseded from time to time (the “DGCL”), by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below the Investor’s name on the signature page, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

(c) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(d) Governing Law. The provisions of Section 8.5 of the Purchase Agreement are incorporated by reference herein mutatis mutandis.

(e) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(i) No Third-Party Beneficiaries. Except as set forth in Sections 6, 7 and 8, nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third-party beneficiary with respect to this Agreement or the transactions contemplated hereby.

(j) Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(k) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Investors or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the Investors or of any affiliates or assignees thereof, as such for any obligation of the Investors under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

FIRST TRACKS BIOTHERAPEUTICS, INC.

By: __________________________________
Name: Daniel Faga
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

[NAME]

By: __________________________________

Name: ________________________________

Title: _________________________________

[Signature Page to Registration Rights Agreement]

Exhibit A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares:

• distributions to members, partners, stockholders or other equityholders of the selling stockholders;

• to or through underwriters, brokers or dealers;

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• short sales and settlement of short sales;

• through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

• through agents on a best-efforts basis;

• trading plans entered into by the selling stockholders pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their shares of common stock on the basis of parameters described in such trading plans;

• a combination of any such methods of sale; and

• any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

In connection with the sale of our common stock, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering). Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of: (i) the date on which the selling stockholders shall have resold or otherwise disposed of all the shares covered by this prospectus and (ii) the date on which the shares covered by this prospectus no longer constitute “Registrable Securities” as such term is defined in the Registration Rights Agreement, such that they may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations and without current public information pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

Exhibit B

Investor Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and among the parties thereto, dated as of October [●], 2026.

QUESTIONNAIRE

1.
Name.

(a)
Full Legal Name of Investor

_____________________________________________________________________

(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

_____________________________________________________________________

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

_____________________________________________________________________

2.
Address for Notices to Investor:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

Telephone: ________________________________________________________________________

E-Mail: ___________________________________________________________________________

Contact Person: _____________________________________________________________________

3.
Broker-Dealer Status:

(a)
Are you a broker-dealer?

Yes  No 

(b)
If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  No 

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)
Are you an affiliate of a broker-dealer?

Yes  No 

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the

Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings,

directly or indirectly, with any person to distribute the Registrable Securities?

Yes  No 

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.
Beneficial Ownership of Securities of the Company Owned by the Investor.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase

Agreement.

(a)
Type and Amount of other securities beneficially owned by the Investor:

5.
Description of Beneficial Ownership

The rules of the SEC require that the Registration Statement identify all “beneficial owners” of the Registrable Securities to be sold by the Investor pursuant to the Registration Statement, including the beneficial owners of other shares of common stock held (or to be held) by such Investor. The beneficial owner is the person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security, and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security. Please fill out below with a description of the beneficial ownership of your Registrable Securities and any other shares of Common Stock, in the form that you wish it to appear in the Registration Statement (including the names of and relationships with any indirect beneficial owners), assuming the closing of the transactions contemplated pursuant to the Transaction Agreements:

6.
Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The answers to the foregoing questions are correctly stated to the knowledge of the undersigned. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of the Registration Statement. In absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information set forth in this Questionnaire for purposes of the Registration Statement. By signing below, the undersigned (i) consents to the disclosure of the information contained herein in connection with its answers to items (1) through (6) above and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto and (ii) acknowledges the undersigned’s obligation to comply, and agrees that it will comply, with the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the

Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and

Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: __________________________ Beneficial Owner: ______________________

By:__________________________________

Name:

Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE

TO: EMILY NGO AT ENGO@PAULWEISS.COM

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

EXECUTION VERSION

Form of Lock-Up Agreement

__________, 2026

Leerink Partners LLC

Piper Sandler & Co.

c/o Leerink Partners LLC

53 State Street, 40th Floor

Boston, MA 02109

c/o Piper Sandler & Co.

1251 6th Avenue, 6th Floor

New York, NY 10020

Re: Proposed Private Placement by First Tracks Biotherapeutics, Inc.

Ladies and Gentlemen:

The undersigned, a securityholder, officer and/or director of First Tracks Biotherapeutics, Inc., a Delaware corporation (the “Company”), understands that Leerink Partners LLC (“Leerink Partners”), Piper Sandler & Co. (“Piper Sandler”), UBS Securities LLC (“UBS”), and Wells Fargo Securities, LLC (“Wells Fargo,” and collectively with Leerink Partners, Piper Sandler, and UBS, the “Placement Agents”) have been engaged by the Company as the placement agents in a proposed private placement (the “Private Placement”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In recognition of the benefit that the Private Placement will confer upon the undersigned as a securityholder, an officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Placement Agents that, during the period beginning on the date hereof and ending on the latest to occur of (a) the date that is 30 days after the date of the definitive securities purchase agreement (the “Purchase Agreement”) to be entered into by the Company in connection with the Private Placement and (b) the date on which the initial registration statement filed by the Company pursuant to the registration rights agreement entered into in connection with the Private Placement is declared effective by the Securities and Exchange Commission (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Leerink Partners and Piper Sandler, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of Leerink Partners and Piper Sandler, provided, in each case, that (1) in the cases of clauses (i)-(ix) below, the Placement Agents receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) in the cases of clauses (i)-(vii) and (xii) below, any such transfer shall not involve a disposition for value, other than any transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor, (3) if any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is required of the undersigned in connection with such transfer, such filing shall clearly indicate in the footnotes thereto the circumstances to which the filing relates, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a filing on a Form 5 made after the expiration of the Lock-Up Period):

(i)
as a bona fide gift or gifts, or charitable contributions, or for bona fide estate planning purposes;
(ii)
to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin), or, if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust;
(iii)
if the undersigned is a natural person, to any member of the undersigned’s immediate family or other dependent;
(iv)
to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owners of all of the outstanding equity securities or similar interests;
(v)
upon death by will, testamentary document or intestate succession;
(vi)
to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (v) above;
(vii)
(A) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned, or (B) if the undersigned is a corporation, partnership, limited liability company or other business entity, as part of a distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders;
(viii)
by operation of law, including pursuant to a qualified domestic relations order or in connection with a divorce settlement, divorce decree or separation agreement;
(ix)
in connection with the death or disability of the undersigned, or the termination of the undersigned’s employment or service relationship with the Company;
(x)
to the Company in satisfaction of any tax withholding obligation;
(xi)
pursuant to an order of a court or regulatory agency;

(xii)
solely to reflect a change in method of beneficial ownership by the undersigned of Lock-Up Securities from direct through the Company’s transfer agent to indirect through a brokerage or similar account established for the benefit of the undersigned, or to reflect a transfer between brokerage accounts established for the benefit of the undersigned, provided that, in each case, appropriate controls are imposed to provide reasonable assurance that the terms of this letter are complied with; or
(xiii)
pursuant to a trading plan (a “10b5-1 Trading Plan”) established in accordance with Rule 10b5-1 under the Exchange Act; provided that (1) such plan was established and disclosed to the Placement Agents prior to the execution of this Lock-Up Agreement by the undersigned, (2) the 10b5-1 Trading Plan may not be amended during the Lock-Up Period, and (3) any filing under Section 16(a) of the Exchange Act that is made in connection with any such transfer during the Lock-Up Period shall state that such transfer has been executed under a 10b5-1 Trading Plan and the date such plan was adopted.

Furthermore, no provision in this letter shall be deemed to restrict or prohibit (1) the vesting or settlement of any restricted stock unit or other right to acquire shares of Common Stock, or the exercise or exchange by the undersigned of any option or warrant to acquire any shares of Common Stock or options to purchase shares of Common Stock, in each case for cash or on a “cashless” or “net exercise” basis, pursuant to any stock option, stock bonus or other stock plan or arrangement; provided, however, that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this letter and that any filing under Section 16 of the Exchange Act made in connection with such vesting, settlement, exercise or exchange shall clearly indicate in the footnotes thereto that (a) the filing relates to the circumstances described in this clause (1) and (b) no shares were sold by the reporting person; or (2) the transfer of Lock-Up Securities upon the completion of a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a change of control of the Company; provided, however, that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such securities held by the undersigned shall remain subject to the restrictions on transfer set forth in this letter.

Notwithstanding anything herein to the contrary, nothing herein shall prevent the undersigned from establishing a 10b5-1 Trading Plan or from amending an existing 10b5-1 Trading Plan so long as there are no sales of Lock-Up Securities under any such 10b5-1 Trading Plan during the Lock-Up Period; provided, however, that any public announcement or filing under the Exchange Act regarding the establishment or amendment of such 10b5-1 Trading Plan shall clearly disclose that no shares of Common Stock shall be disposed by such plan during the duration of the Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. This lock-up agreement shall automatically terminate, and the undersigned shall be released from the undersigned’s obligations hereunder, upon the earliest to occur, if any, of (i) prior to the execution of the Purchase Agreement, the Company advises the Placement Agents in writing that it has determined not to proceed with the Private Placement; (ii) the Purchase Agreement is executed but is terminated prior to the closing of the Private Placement (other than the provisions thereof which survive termination), or (iii) October 31, 2026, in the event that the Purchase Agreement has not been executed by such date.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

________________________________________

Name of Security Holder (Print exact name)

By:________________________________________

Signature

If not signing in an individual capacity:

________________________________________

Name of Authorized Signatory (Print)

________________________________________

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

[Signature Page to Lock-Up Agreement]

EXHIBIT D

FORM OF SECURITYHOLDER CERTIFICATE

This Certificate is delivered to, and may be relied upon by, Paul, Weiss, Rifkind, Wharton & Garrison LLP in connection with the opinion to be delivered to Equiniti Trust Company, LLC in connection with the removal of the restrictive legend for [●] shares of common stock, par value $0.001 per share (the “Securities”), of First Tracks Biotherapeutics, Inc., a Delaware corporation (the “Company”), held by the undersigned in book-entry form.

The undersigned hereby certifies as follows:

1.
Such securityholder is not and has not been during the preceding three months an “Affiliate” (as such term is defined in Rule 144(a) of the Securities Act of 1933, as amended (the “Securities Act”)) of the Company.

2.
For at least [one year]/[six months] prior to the date hereof (as calculated under Rule 144(d)), (i) the Securities have been fully paid for, (ii) the undersigned has been the record and beneficial owner thereof and (iii) no other person or entity has had direct or indirect beneficial ownership of the Securities.

3.
Such securityholder understands that, notwithstanding the removal of any restrictive legends on the book-entry position evidencing the Securities, the Securities have not been registered under the Securities Act and the Securities may not be transferred, resold or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this day of , 20 .

[NAME OF SECURITYHOLDER]

By: ______________________________
Name:
Title: